UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2019

FIRST COLUMBIA DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-181259	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3020 Bridgeway, Ste 505, Sausalito, CA	94965
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 415-300-6144

_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[  ]

Item 8.01 Other Events.

On May 14, 2019, the Registrant released a press release outlining the Registrant's proposed acquisition of various assets and businesses of Critical Mass, LLC dba Good Meds, its intellectual property from Good IPCO, and General Extract LLC.  A copy of the press release is filed as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	News Release dated May 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Colombia Development Corp.

/s/Christopher Hansen
Christopher Hansen
CEO, Principal Executive Officer

Date: May 14, 2019